EXHIBIT 10.2
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                    KULIK, GOTTESMAN & MOUTON, LLP
                           Attorneys at Law
                  1880 Century Park East, Suite 1150
                  Los Angeles, California 90067-1611

                             May 24, 1999

Real Estate Department                       Telephone (310) 557-9200
File No. 25770                               Facsimile (310) 557-0224


VIA FACSIMILE
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To the Parties on the attached Distribution List

     RE:   THE MALL OF MEMPHIS, MEMPHIS, TENNESSEE
           ---------------------------------------

Ladies and Gentlemen:

     This letter shall confirm the parties understanding that the transactions and/or transfers contemplated by the following documents were consummated on Friday, May 14, 1999, and that, notwithstanding the dates indicated or referenced in such documents, such documents were delivered and deemed effective as of May 14, 1999:

     1. All of the documents executed in connection with the loan from Lehman Brothers Holdings Inc. to The American Mall of Memphis, LLC;

     2. All of the documents executed in connection with that certain agreement for Deed in Lieu of Foreclosure between The American Mall of Memphis, LLC and Mall of Memphis Associates (including, without limitation, the Agreement for Deed in Lieu of Foreclosure);

     3. All of the documents executed in connection with that certain Loan Purchase and Sale Agreement dated between American Mall Properties, LLC and Teachers Insurance and Annuity Association of America (as amended);

     4. All of the documents executed in connection with that certain Termination Agreement between The American Mall of Memphis, LLC, Teachers Insurance and Annuity Association of America, Mall of Memphis Associates, Carlyle Real Estate Limited Partnership - XI, Trizec Hahn Centers Inc. (formerly known as Ernest W. Hahn, Inc.), and Hahn Mortgage Corporation (including, without limitation, the Termination Agreement).

     Please call me immediately if the foregoing does not reflect your understanding. Otherwise, please execute this letter as provided below and return a copy to me by facsimile. I will distribute fully-executed counterparts to all parties for your files.


                                  Very truly yours,


                                  /s/ Owen P. Gross
                                  for KULIK, GOTTESMAN & MOUTON, LLP

KULIK, GOTTESMAN & MOUTON, LLP


cc:  Mr. Tony Quintero (via facsimile)
     Ms. Jennifer Hochglaube (via facsimile)
     Mr. Glenn Emig (via facsimile)



THE UNDERSIGNED ACKNOWLEDGE AND AGREE WITH THE FOREGOING.



/s/ Owen P. Gross
--------------------------------------------------
Owen P. Gross, Esq. of
Kulik, Gottesman & Mouton, LLP for
The American Mall of Memphis, LLC and
American Mall Properties, LLC.



--------------------------------------------------
Robert D. Hancock, Jr., Esq. of
Long, Aldridge & Norman, LLP for
Lehman Brothers Holdings Inc.
Date:  May_____, 1999



/s/ Sheldon A. Halpern
--------------------------------------------------
Sheldon A. Halpern, Esq. of
Pircher, Nichols & Meeks for
Mall of Memphis Associates and
Carlyle Real Estate Limited Partnership - XI



--------------------------------------------------
Randi B. Margolin, Esq. for
Teachers Insurance and Annuity Association of America



--------------------------------------------------
Susan Kanfer, Esq. for
TrizecHahn Centers Inc.
(formerly known as Ernest W. Hahn, Inc.)
and Hahn Mortgage Corporation




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DISTRIBUTION LIST
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Robert D. Hancock, Jr., Esq.
Long, Aldridge & Norman, LLP
One Peachtree Center, Suite 5300
303 Peachtree Street
Atlanta, Georgia 30308
(404) 527-4198


Sheldon A. Halpern, Esq.
Pircher, Nichols & Meeks
1999 Avenue of the Stars, Suite 2600
Los Angeles, California 90067
(310) 201-8922


Randi B. Margolin, Esq.
Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017
(212) 953-9879


Susan Kanfer, Esq.
TrizecHahn Development
4350 La Jolla Village Drive, Suite 700
San Diego, California 92122-1233
(619) 546-3245